Catalyst/Stone Beach Income Opportunity Fund

Class A: IOXAX   Class C: IOXCX  Class I: IOXIX

PROSPECTUS

NOVEMBER 21, 2014

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY: CATALYST/STONE BEACH INCOME OPPORTUNITY FUND

2

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS                                                                                       7

HOW TO BUY SHARES

14

HOW TO REDEEM SHARES

20

DISTRIBUTION PLANS

23

VALUING THE FUND’S ASSETS

23

DIVIDENDS, DISTRIBUTIONS AND TAXES

24

MANAGEMENT OF THE FUND

24

FOR MORE INFORMATION

29

FUND SUMMARY: CATALYST/STONE BEACH INCOME OPPORTUNITY FUND

Investment Objective: The Fund's investment objective is high current income with a secondary objective of capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 14 and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 39 and Waiver of Up-Front Sales Charge on Class A Shares on page 40.

Shareholder Fees (fees paid directly from your investment)	ClassA	ClassC	ClassI
Maximum Sales Charge(Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)(as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	0.50%	0.50%	0.50%
Total Annual Fund Operating Expenses	2.00%	2.75%	1.75%
Fee Waiver and/or Expense Reimbursement [2]	(0.45)%	(0.45)%	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	2.30%	1.30%

1 Estimated for the current fiscal year.

2 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs such as (a), interest and (b) dividends on securities sold short; taxes; rule 12b-1 fees and, extraordinary expenses) at 1.30% through November 30, 2015. This agreement may only be terminated by the Fund's Board of Trustees on 60 days’ written notice to the Advisor, by the Advisor with the consent of the Board and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$724	$233	$132
3	$1,125	$811	$507

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  Because the Portfolio has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available.  In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategies:

The Fund seeks to deliver monthly dividend income derived from its investments in mortgage-backed securities (“MBS”), including U.S. agency and non-agency residential MBS, commercial mortgage-backed securities (“CMBS”), and other related instruments. U.S. agency MBS in which the Fund may invest include pass through and structured securities, such as fixed, floating and inverse floating rate collateralized mortgage obligations (“CMOs”) as well as interest- only and principal only MBS. The Fund employs an actively managed hedged strategy to limit declines in the net asset value of the Fund’s portfolio in adverse market conditions.

The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may purchase or sell forward contracts in agency MBS pass-through securities via the To Be Announced (“TBA”) market. The Fund may utilize repurchase agreements and reverse repurchase agreements for cash management purposes.

The Fund may invest in securities that are below investment grade (rated below BBB- by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc. or Fitch, Inc., which is also known as “junk”) and may invest up to 15% of the Fund’s net assets in securities that have legal or contractual restrictions on resale or are otherwise illiquid. In managing the Fund’s investments, the sub-advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 10 years and a weighted average effective duration that ranges between -5 and 5 years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Unique to the residential MBS market are securities, such as interest-only securities, and related derivatives, that have “negative duration. This means that these instruments normally move up with positive changes in interest rates, the opposite of most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and realize positive cash flows on the hedge. The maturity and effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the maturity or effective duration of the Fund’s investment portfolio will not exceed its target.

The Fund’s sub-advisor uses a relative value approach to profit from investment opportunities within the mortgage-backed securities market. The sub-advisor seeks to invest in undervalued securities in order to capitalize on price appreciation and superior cash flows.

The Fund sub-advisor’s objective is to construct a portfolio that will yield superior returns over time, yet minimize declines in the net asset value of the Fund’s portfolio in adverse market conditions. The Fund’s investment strategy is derived from the sub-advisor’s understanding of the dynamics of the housing market, mortgage finance, and other aspects of the economic landscape. Each potential investment in the Fund undergoes extensive quantitative and qualitative analysis to determine its fit within the portfolio. The analysis includes an assessment of key market sensitivity measures and stress-testing to establish how the investment will perform under a variety of conditions. The Fund may also implement a hedging strategy, when deemed appropriate, that utilizes derivative instruments, including options, futures contracts, fixed income swap agreements and other synthetic mortgage-related swap agreements.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Manager-of-Managers Order: The Trust, on behalf of the Fund, has received an exemptive order (the "Order") from the SEC that permits the Advisor, with the Trust's Board of Trustees' approval, to enter into or amend sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval.  Shareholders will be notified if and when a new sub-advisor is employed by the Advisor within 90 days of such change.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. The Fund's net asset value and returns will vary and you could lose money on your investment in the Fund. The following summarizes the principal risks of investing in the Fund.  These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Asset-Backed Security Risk. When the Fund invests in asset-backed securities, including mortgage-backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Counterparty Risk.  Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Credit Risk .. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for the Fund.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities..

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments and the valuation of the securities). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Liquidity Risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations as a mutual fund for investors to evaluate.

Management Risk.  The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

New Sub-Advisor Risk. The sub-advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the sub-advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the Sub-Advisor and the Sub-Advisor may not achieve the intended result in managing the Fund.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Repurchase and Reverse Repurchase Agreements Risk. The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

TBA Securities Risk. In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Performance:

Because the Fund is a new fund and does not yet have a full calendar of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus.  Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by calling 1-866-447-4228 or visiting the Fund's website at www.CatalystMF.com.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Sub-Advisor: Stone Beach Investment Management, LLC is the Fund’s investments sub-advisor.

Portfolio Managers: David Lysenko and Ed Smith serve as the Fund’s Portfolio Managers. Mr. Lysenko and Mr. Smith are jointly and primarily responsible for the day to day management of the Fund’s portfolio. They have served the Fund in this capacity since 2014.

Purchase and Sale of Fund Shares:  The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-free plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

 ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of the Fund is high current income with a secondary objective of capital appreciation. The investment objective of the Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change the Fund’s investment objective, shareholders will be given 60 days’ advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s primary investment strategies described in this prospectus are the strategies that the Advisor and Sub-Advisor believe are most likely to be important in trying to achieve the Fund’s investment objective.  You should note, however, that the Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Fund’s Statement of Additional Information (“SAI”).  For a copy of the SAI please call toll free at 1-866-447-4228 or visit the Fund’s website at www.CatalystMF.com.

Principal Investment Strategies

The Fund seeks to deliver monthly dividend income derived from its investments in MBS, including U.S. agency and non-agency residential MBS, CMBS, and other related instruments. U.S. agency MBS in which the Fund may invest include pass through and structured securities, such as fixed, floating and inverse floating rate CMOs as well as interest only and principal only MBS. The Fund employs an actively managed hedged strategy to limit declines in the net asset value of the Fund’s portfolio in adverse market conditions.

The Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis. The Fund may purchase or sell forward contracts in agency MBS pass-through securities via the TBA market. The Fund may utilize repurchase agreements and reverse repurchase agreements for cash management purposes.

The Fund may invest in securities that are below investment grade (rated below BBB by Standard & Poor’s Rating Services or the equivalent by Moody’s Investor Service, Inc. or Fitch, Inc., which is also known as “junk”) and may invest up to 15% of the Fund’s net assets in securities that have legal or contractual restrictions on resale or are otherwise illiquid. In managing the Fund’s investments, the sub-advisor seeks to construct an investment portfolio with a weighted average maturity that ranges between 1 and 10 years and a weighted average effective duration that ranges between -5 and 5 years. Duration is a measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on bond and mortgage pre-payment rates. Unique to the residential MBS market are securities, such as interest-only securities, and related derivatives, that have “negative duration. This means that these instruments normally move up with positive changes in interest rates, the opposite of most other debt instruments. This generally allows some portion of the portfolio’s market risk to be hedged with a purchase, rather than a short sale, and realize positive cash flows on the hedge. The effective duration of the Fund’s investment portfolio may vary materially from its target, from time to time, and there is no assurance that the effective duration of the Fund’s investment portfolio will not exceed its target.

The Fund’s sub-advisor uses a relative value approach to profit from investment opportunities within the mortgage-backed securities market. The sub-advisor seeks to invest in undervalued securities in order to capitalize on price appreciation and superior cash flows.

The sub-advisor will seek to identify undervalued assets and by examining the broad variety of structures and risk/return profiles in the RMBS marketplace in an effort to build, what it believes to be, a balanced and diversified portfolio of securities that provide stable returns in varying investment climates. The sub-advisor believes the special characteristics of individual mortgage-backed securities leads to inefficiencies, as well as opportunities, for investors that understand these characteristics and can identify fundamental value.

Residential Mortgage Backed Securities (“RMBS”) have several important characteristics differentiating them from other fixed-income investments. One of these is prepayment behavior. The mortgage market is unusual in construct, as the homeowner (the mortgagee) generally has the right to prepay his mortgage. RMBS securities are typically backed by hundreds or thousands of individual loans, and the homeowner’s prepayment rights can be viewed as a call option on a single loan underlying the security. Each borrower’s situation is unique, and may be influenced by his or her employment status, credit, loan balance, interest rates, closing costs, and other factors. The prepayment sensitivity of RMBS is a particular risk to this asset class, but it also can, in the sub-adviser's opinion, lead to opportunities. Among the myriad of securities within the RMBS market are structures with some very distinct and desirable characteristics, such as the ability to take a bearish view on interest rates. The portfolio’s composition may, but is not required to, reflect key strategic or macro points of view. An example of such a theme might be an expectation of stronger or weaker prepayments because of conditions in the housing market, consumer credit, or overall economic conditions. Other such examples could include the sub-adviser's expectations on the shape of the yield curve, predicated on anticipated monetary or fiscal policy, or the relative performance of the mortgage basis (spreads to Treasuries), driven by supply/demand issues.

The sub-advisor’s objective is to construct a portfolio that will yield superior returns over time, yet minimize declines in the net asset value of the Fund’s portfolio in adverse market conditions. The Fund’s investment strategy is derived from the sub-advisor’s understanding of the dynamics of the housing market, mortgage finance, and other aspects of the economic landscape. Each potential investment in the Fund undergoes extensive quantitative and qualitative analysis to determine its fit within the portfolio. The analysis includes an assessment of key market sensitivity measures and stress-testing to establish how the investment will perform under a variety of conditions. The Fund may also implement a hedging strategy, when deemed appropriate, that utilizes derivative instruments, including options, futures contracts, fixed income swap agreements and other synthetic mortgage-related swap agreements. The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions.  For example, the Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.   If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees.  Although the Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Manager-of-Managers Order

The Trust and the Advisor have applied for and obtained an exemptive order (the "Order") from the SEC that would permit the Advisor, with the Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisors without obtaining shareholder approval.  The Order permits the Advisor, subject to the approval of the Board of Trustees, to replace sub-advisors or amend sub-advisory agreements, including fees, without shareholder approval whenever the Advisor and the Trustees believe such action will benefit the Fund and its shareholders within 90 days of such change.

PRINCIPAL INVESTMENT RISKS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's net asset value and returns will vary, and you could lose money on your investment in the Funds.  Also, an investment in the Funds is not a complete investment program.  Below are some specific risks of investing in the Fund.

The following summarizes the principal risks of the Fund.  These risks could adversely affect the net asset value, total return and the value of the Funds and your investment in the Funds.  The risk descriptions below provide a more detailed explanation of some of the principal investment risks that correspond to the risks described in the Fund’s “Fund Summary” section of this Prospectus.

Asset-Backed Security Risk. When the Fund invests in asset-backed securities, including mortgage-backed securities and CMOs, the Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Counterparty Risk.  The risk exists that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle in which the Fund invests may become insolvent or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund.  The Fund may obtain no or limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed.  Transactions that the Fund enters into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Derivatives Risk. The Fund may use derivatives (including options, futures, swap contracts and other transactions) to hedge against market declines. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time.  Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

o

Leverage and Volatility Risk:  Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage.  In addition, it is anticipated that the Underlying Pools will be "notionally funded" - that is their nominal trading level will exceed the cash deposited in the trading accounts.  Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund's share price.

o

Liquidity Risk:  It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations.  Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day's settlement price which a futures contract price may fluctuate during a single day.  During a single trading day no trades may be executed at prices beyond the daily limit.  Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position.  It is also possible that an exchange or the Commodity Futures Trading Commission ("CFTC"), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

o

Risk of Options:  Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. In general, for every 1% change in interest rates, a bond gains or loses approximately 1% in value for every year of duration. Therefore, for example, a Treasury Bond with a 20 year maturity will be significantly more negatively affected by a rise in interest rates than a one-year Treasury Bill. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments and the valuation of the securities). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Hedging Risk. Hedging is a strategy in which the Fund uses a derivative or other type of security to offset the risks associated with other Fund holdings. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Junk Bond Risk.  Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk).  If that happens, the value of the bond may decrease, and the Fund’s share price may decrease and its income distribution may be reduced.  An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk).  Such securities may also include “Rule 144A” securities, which are subject to resale restrictions.  The lack of a liquid market for these bonds could decrease the Fund’s share price.

Limited History of Operations. The Fund is a new mutual fund and has a limited history of operations as a mutual fund for investors to evaluate.   Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to an adviser's management of individual and institutional accounts.  As a result, investors cannot judge the Advisor by its track record of managing a mutual fund and the Advisor may not achieve its intended result in managing the Fund.

Management Risk.  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk.  Overall market risks may also affect the value of the Fund.    The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time.  Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

New Sub-Advisor Risk. The sub-advisor has limited experience managing a mutual fund. Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the sub-advisor’s management of other types of individual and institutional accounts. As a result, investors do not have a long-term track record of managing a mutual fund from which to judge the sub-advisor and the sub-advisor may not achieve the intended result in managing the Fund.

Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate Risk.  The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate.  These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.

Repurchase and Reverse Repurchase Agreements Risk: The Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that the other party may fail to return the securities in a timely manner, or at all, resulting in losses to the Fund.

Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

TBA Securities Risk: In a mortgage-backed “to-be-announced” or “TBA” transaction, a seller agrees to deliver an MBS at a future date, but does not specify the particular MBS to be delivered. Instead, the seller agrees to accept any MBS that meets specified terms. The principal risks of mortgaged backed TBA transactions are increased interest rate risk and increased overall investment exposure.

Portfolio Holdings Disclosure Policies

A description of the Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

 HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day.  This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange ("NYSE") is closed, including the following holidays:  New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

The Fund calculates its net asset value ("NAV") per share as of the close of regular trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time ("ET").  The Fund's NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:      When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

the name of the Fund and share class

•

the dollar amount of shares to be purchased

•

a completed purchase application or investment stub

•

check payable to the Fund

Multiple Classes

The Fund offers Class A, Class C and Class I shares. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments in the Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge.  You may qualify for a reduced sales charge, or the sales charge may be waived, as described below.  The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions.  Class A shares are subject to a 12b-1 fee which is lower than the 12b-1 fee for the Class C shares.

The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above (1)	0.00%	0.00%	0.00%(2)

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

(2) The Fund’s Advisor may pay a commission out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more in accordance with the following schedule: 1.00% of Class A shares purchases of $1,000,000 to $4,999,999; 0.50% of Class A shares purchases of $5,000,000 to $9,999,999; and 0.25% of Class A shares purchases of $10,000,000 and over.

If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge.

How to Reduce Your Sales Charge

The Fund offers a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent:  An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest in one or more of the funds in the Catalyst Funds family, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent.  However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation:  You may add the current value of all of your existing shares in Catalyst Funds to determine the front-end sales charge to be applied to your current Class A purchase.  Only balances currently held entirely at  the Catalyst Funds or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge.  You may include the value of Catalyst Funds’ investments held by the members of your immediate family, including the value of Catalyst Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs, provided such balances are also currently held entirely at the Catalyst Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase.  The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater.  The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV.  If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current purchase broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).  The CDSC for the Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.  For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month.  To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

Class A Sales Charge Waivers: The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1)

investment advisory clients or investors referred by the Fund’s Advisor or its affiliates or the Fund’s Sub-Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) officers and present or former directors of the Fund’s Advisor, Sub-Advisor or any of their affiliates, and the relatives of any such person as well as certain employee benefit plans for employees of the Fund’s Advisor, Sub-Advisor or any of their affiliates; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Advisors; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Fund’s distributor for their own accounts; and (7) participants in no-transaction-fee programs of brokers that have a dealer or shareholder servicing agreement with the Fund.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements.  Additional information is available by calling 866-447-4228.  Your financial advisor can also help you prepare any necessary application forms.  You or your financial advisor must notify the Fund at the time of each purchase if you are eligible for any of these programs.  The Fund may modify or discontinue these programs at any time.  Information about Class A sales charges and breakpoints is available on the Fund’s website at www.CatalystMF.com.

Class C Shares

You can buy class C shares at NAV.  Class C shares are subject to a 12b-1 fee of 1.00%, payable to the Advisor or selected dealers. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

Class I Shares

You can buy Class I shares at NAV. Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee.

Opening an Account

You may purchase shares directly through the Fund’s transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares.  If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in the Fund for the first time, please call toll-free 1-866-447-4228 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Fund’s transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, credit cards or third party checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or Fund agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.  Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-866-447-4228 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for other identifying documents or information, and may take additional steps to verify your identity.  We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in all share classes of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account.  The minimum subsequent investment in all share classes of the Fund is $50.  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment.  If you have an existing account that does not include the automatic investment plan, you can contact the Fund’s transfer agent to establish an automatic investment plan.  The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund.  You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100.  The Fund may alter, modify or terminate this plan at any time.  To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Fund at 1-866-447-4228.

Additional Investments

The minimum subsequent investment in the Fund is $50.  You may purchase additional shares of the Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account.  To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be made.  You may revoke your election to make automatic investments by calling 1-866-447-4228 or by writing to the Fund at:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person.  If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  The Fund may reject purchase orders or temporarily or permanently revoke exchange privileges if the Fund reasonably believes that an investor is engaged in market timing activities.   Additionally, to prevent disruption in the management of the Fund, excessive exchange activity is limited.  An investor’s exchange privilege will be revoked if the exchange activity is considered excessive.  The Fund may accept exchanges that would otherwise be considered excessive if it believes that granting such exceptions is in the best interest of the Fund and is not part of a market timing strategy.  This policy applies uniformly to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders.  Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

 HOW TO REDEEM SHARES

You may redeem your shares on any business day.  Redemption orders received in proper order by the Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's NAV.  Your brokerage firm or financial institution may have an earlier cut-off time.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.

If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail.  You may redeem any part of your account in the Fund at no charge by mail.  Your request, in proper form, should be addressed to:

Catalyst Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Proper form” means your request for redemption must:

•

Include the Fund name and account number;

•

Include the account name(s) and address;

•

State the dollar amount or number of shares you wish to redeem; and

•

Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund may also require that signatures be guaranteed for redemptions of $100,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-866-447-4228 if you have questions.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone.  You may redeem any part of your account in the Fund by calling the transfer agent at 1-866-447-4228.  You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option.  The Funds, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges.  If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Additional Information.  If you are not certain of the requirements for redemption please call the transfer agent at 1-866-447-4228.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incur bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of the Fund only for shares of the same class of another Catalyst Fund including for shares of other Catalyst Fund offered in other prospectuses. For example, you can exchange Class A shares of the Fund for Class A shares of the Catalyst Insider Buying Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss.

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class.  Shares may only be converted into a share class with a lower expense ratio than the original share class.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the Fund as described above.  You may be required to provide sufficient information to establish eligibility to convert to the new share class.  All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge.  A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes.  The Fund may change, suspend or terminate this conversion feature at any time.

DISTRIBUTION PLANS

The Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act (each, a “Plan”) that allow the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders.  Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Fund’s Plan related to the Class A shares, the Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A shares (the “Class A 12b1 Fee”) for providing ongoing services to you. The Fund is currently paying up to 0.25% of the average daily net assets of its Class A shares. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Fund’s Plan related to the Class C shares, the Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C shares for providing ongoing services to you. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

 VALUING THE FUND’S ASSETS

The Fund's assets are generally valued at their market value.  If market prices are not available or, in the Advisor's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market. Fair valuation of the Fund’s securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The Fund may use pricing services to determine market value.  The NAV for the Fund investing in other investment companies is calculated based upon the NAV of the underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund.  The Fund expect that its distributions will consist of both capital gains and dividend income.  The Fund intends to make monthly dividend distributions. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  You may want to avoid making a substantial investment when the Fund are about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.  The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund’s and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

 MANAGEMENT OF THE FUND

Advisor

Catalyst Capital Advisors LLC (“Catalyst”), a New York limited liability company located at 22 High Street, Huntington, NY, serves as Advisor to the Fund. The Advisor was formed on January 24, 2006.  Management of mutual funds, including the Fund, is its primary business.  Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and engaging in portfolio transactions.

Sub-Advisor

Stone Beach Investment Management, LLC (“Stone Beach”), a Delaware limited liability company located at 101 Merritt 7, 2nd Floor, Norwalk, CT, 06851, is the investment sub-advisor to the Fund. In addition to serving as the investment sub-advisor to the Fund, Stone Beach provides investment advice and oversees managed accounts and, previously, managed the Stone Beach Special Opportunity Fund, LLC (“Predecessor Fund”), a hedge fund that was converted into the Fund, in a tax-free reorganization on November 21, 2014 (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the Fund.

Under the supervision of the Fund’s Advisor, Stone Beach is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, Stone Beach is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Stone Beach 50% of the management fees that the Advisor receives from the Fund.

Portfolio Managers

David Lysenko and Ed Smith are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

David Lysenko - Managing Principal, Chief Compliance Officer and Portfolio Manager of Stone Beach

Mr. Lysenko is a Managing Principal, Chief Compliance Officer and Portfolio Manager and has served in these roles since founding the firm in 2007. From 1998 to 2007, Mr. Lysenko was a Principal at Renaissance Technologies LLC (formerly Renaissance Technologies Corp.), where he co-managed a multi-billion dollar RMBS/Fixed Income portfolio. From April 1993 to October 1998, Mr. Lysenko was a Managing Director in the Financial Analytics and Structured Transactions Group (F.A.S.T.) at Bear Stearns and Co. Inc., where he managed the mortgage tax and client mortgage portfolio accounting businesses. Before joining Bear Stearns, Mr. Lysenko was a Portfolio Manager of a residential MBS/fixed income portfolio for Ocwen Financial in West Palm Beach, Florida. Mr. Lysenko began his career in 1989 in the CMO group of Deloitte and Touche, where he was responsible for auditing prospectus supplements and advising on RMBS tax structures and RMBS tax reporting. Mr. Lysenko holds a Bachelor of Science degree in Accounting from Brigham Young University.

Edward Smith, Managing Principal and Portfolio Manager of Stone Beach

Mr. Smith has been a Principal and Portfolio Manager of Stone Beach since 2011. From 2009 to 2010, Mr. Smith served as an independent Management Consultant. From 2005 to 2009, Mr. Smith was a Portfolio Manager of Providence Investment Management LLC, a MBS hedge fund manager, and, during his tenure with Providence, he served as Portfolio Manager and Head of Liability Management of American Capital Agency Corp., a publicly traded mortgage REIT. Between 2000 and 2005, Mr. Smith was a Portfolio Manager for Watch Hill Investment Partners, a MBS hedge fund manager.  From 1995 to 1999, Mr. Smith was a Managing Director in MBS Sales at Merit Capital. Prior to that, from 1993 to 1994, he was a Vice President of MBS Sales at Nikko Securities. Mr. Smith began his career in the MBS markets working as a derivative trader at Prudential Securities between 1990 and 1993.

Advisory Fees

The Fund is authorized to pay the Advisor an annual fee equal to 1.25% of its average daily net assets. The advisory fee is paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; 12b-1 distribution plan expenses; and extraordinary expenses) at 1.30% until November 30, 2015.

The Fund may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. The Fund, through its rule 12b-1 distribution plan, or the Fund’s Advisor or Sub-Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

A discussion regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor and the sub-advisory agreement between the Advisor and the Sub-Advisor will be available in the Trust’s semi-annual report to shareholders for the period ending December 31, 2014.

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

Rev. June 2011

WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

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Social Security number and wire transfer instructions

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account transactions and transaction history

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investment experience and purchase historyWhen you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

MUTUAL FUND SERIES TRUST

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

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open an account or deposit money

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direct us to buy securities or direct us to sell your securities

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seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

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sharing for affiliates’ everyday business purposes – information about your creditworthiness.

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affiliates from using your information to market to you.

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sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.

 FOR MORE INFORMATION

Several additional sources of information are available to you.  The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates.  Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ performance results as of the Fund’s latest semi-annual or annual fiscal year end.

Call the Fund at 1-866-447-4228 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.CatalystMF.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C.  Call the SEC at 1-202-551-8090 for room hours and operation.  You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872